UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 141-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

JUMA TECHNOLOGY CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JUMA TECHNOLOGY CORP.
154 Toledo Street
Farmingdale, NY 11735

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the "Meeting") of Juma Technology Corp., a Delaware corporation (the "Company"), which will be held at our corporate headquarters at 154 Toledo Street, Farmingdale, NY 11735 at 10:00 a.m., Local Time on October 9, 2009. Your board of directors and management look forward to personally greeting those stockholders able to attend. A Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card are enclosed for your review. All holders of shares of common stock of the Company as of the close of business on August 28, 2009 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting.

The items to be considered and voted on at the meeting are described in the Notice of the Meeting and the Proxy Statement accompanying this letter.

Your vote is important to us. While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible. If you desire to vote in accordance with management's recommendations, you need not mark your votes on the proxy but need only sign, date and return the proxy in the enclosed postage-paid envelope in order to record your vote.

THE BOARD URGES YOU TO SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD PROMPTLY.

We wish to thank our stockholders for their participation and continued support.

Sincerely,

/s/ Anthony M. Servidio
Anthony M. Servidio
Chairman and Chief Executive Officer

JUMA TECHNOLOGY CORP.
154 Toledo Street
Farmingdale, NY 11735

NOTICE OF 2009 ANNUAL MEETING
TO BE HELD ON OCTOBER 9, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the "Meeting") of Juma Technology Corp., a Delaware corporation (the "Company"), will be held at our corporate headquarters at 154 Toledo Street, Farmingdale, NY 11735   at 10:00 a.m., Local Time, on October 9, 2009 for the following purposes:

1.    To elect five directors for a one year term to expire at the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES PROPOSED FOR ELECTION BY THE COMPANY, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

2.      To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the total number of shares of the Company's authorized capital stock to 920,000,000 shares, to consist of 900,000,000 shares of common stock, $.0001 par value per share (currently authorized) 10,000,000 shares of preferred stock, $.0001 par value per share (currently authorized) and an additional 10,000,000 shares of preferred stock, $.0001 par value per share. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

3.     To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s common stock, $.0001 par value per share, by a ratio of one-for-three shares of the Company’s outstanding common stock, $.0001 par value per share. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

4.    To consider and vote upon a proposal to ratify the adoption of the Company's 2008 Stock Option Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

5.    To consider and vote upon a proposal to ratify the adoption of the Company's 2009 Stock Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

6.    To approve the selection of Seligson & Giannattasio, LLP as the Company’s independent public accountants for the fiscal year ended December 31, 2009. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

7.    To take action upon any other matters, which may properly come before the meeting.

The above matters are more fully described in the accompanying Proxy Statement.

Only stockholders of record or beneficial owners at the close of business on August 28, 2009 are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of share holdings as of the Record Date, such as a recent brokerage account or bank statement.

All stockholders are cordially invited to attend the Meeting. To assure your representation at the Meeting, you are urged to sign, date, and promptly return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

By Order of the board of Directors,
Dated: September 4, 2008	/s/ Anthony M. Servidio
Farmingdale, NY	Anthony M. Servidio
Chairman

YOUR VOTE IS IMPORTANT
YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on October 9, 2009

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at [www.jumacorp.com].

JUMA TECHNOLOGY CORP.
154 Toledo Street
Farmingdale, NY 11735

PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 9 , 2009

This Proxy Statement is furnished in connection with the solicitation by the board of directors of Juma Technology Corp., a Delaware corporation (the "Company"), of proxies to be voted at the Company's Annual Meeting of Stockholders (the "Meeting") to be held on October 9, 2009 at our corporate headquarters at 154 Toledo Street, Farmingdale, NY 11735   at 10:00 a.m., Local Time, and at any adjournment(s) or postponement(s) thereof. It is anticipated that this Proxy Statement and the accompanying proxy will be mailed to the Company's stockholders on or about September 4, 2009.

The Company's Annual Report on Form 10-K for the year ended December 31, 2008, is enclosed herewith for your information. The Annual Report is not to be deemed soliciting material.

PERSONS MAKING THE SOLICITATION

This Proxy Statement solicits proxies on behalf of the board of directors of the Company. The total expense of such solicitation, including the cost of preparing, assembling and mailing the proxy materials to stockholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be required to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

REVOCABILITY OF PROXIES

The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before the vote at the Meeting by filing with the Secretary of the Company either (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy. Any written notice or proxy revoking a proxy should be sent to Juma Technology Corp., 154 Toledo Street, Farmingdale, NY 11735, Attention: Secretary.

VOTING SECURITIES AND RECORD DATE

The voting securities of the Company consist of shares of its common stock, $.0001 par value per share ("Common Stock"). Stockholders of record at the close of business on August 28, 2009 (the "Record Date") are entitled to notice of and to vote at the Meeting or any postponement(s) or adjournment(s) thereof. At the Record Date, 46,468,945 shares of Common Stock were issued and outstanding.

VOTING RIGHTS

Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not allowed. The nominees receiving a plurality of votes cast at the Meeting, assuming a quorum is present, will be elected as directors. The affirmative vote of a majority of the votes cast, provided a quorum is present, is necessary to amend the Certificate of Incorporation, approve the reverse stock split, ratify the adoption of the 2008 Stock Option Plan, ratify the adoption of the 2009 Stock Incentive Plan, and ratify the appointment of Seligson & Giannattasio, LLP to audit the accounts and records of the Company for the fiscal year ending December 31, 2009. To the Company's knowledge, aside from management and one other stockholder, no single person or entity and no group of persons, controls sufficient votes to determine the outcome of any of the proposals being voted upon by the stockholders.

Brokers holding Common Stock for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, in the absence of specific instructions from the beneficial owners, brokers have discretionary authority to vote on "routine" matters.  Aside from the votes in connection with the respective amendments of the Company’s Certificate of Incorporation, there are no votes scheduled that are considered “non-routine.”

Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Meeting or any adjournment thereof.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

As of the Record Date, there were 46,468,945 shares of Common Stock outstanding. Stockholders holding majority of the shares entitled to vote on the Record Date, or 23,234,473 shares, must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum. Since the vote necessary to approve the proposals and to ratify the appointment of the Company's independent public accountants is the affirmative vote of a majority of the votes cast, abstentions and broker non-votes have the effect of negative votes with respect to these proposals. Since nominees receiving a plurality of the votes cast will be elected as directors, abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

JUMA TECHNOLOGY CORP.

TABLE OF CONTENTS

PAGE
INFORMATION ABOUT THE MEETING	1
SUMMARY	5
PROPOSAL 1 Election of Directors - to elect five (5) Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified	6
PROPOSAL 2 Amendment of the Company's Certificate of Incorporation to increase the total number of shares of the Company's authorized capital stock to 920,000,000 shares	21
PROPOSAL 3 Amendment of the Company's Certificate of Incorporation to effect a reverse stock split by a ratio of one-for-three shares of the Company’s outstanding common stock	23
PROPOSAL 4 Ratification of the adoption of the Company's 2008 Stock Option Plan	27
PROPOSAL 5 Ratification of the adoption of the Company's 2009 Stock Incentive Plan	28
PROPOSAL 6 Ratification of the board’s selection of Seligson & Giannattasio, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009	29
OTHER INFORMATION	30
Other Business
Deadline for Submission of Stockholder Proposals for the 2010 Annual Meeting of Stockholders
Stockholder Communications
Additional Information

INFORMATION ABOUT THE MEETING

Where will the Meeting be held?

The Meeting will be held at the offices of the Company, which are located at 154 Toledo Street, Farmingdale, NY 11735.

What is being considered at the Meeting?

At the Meeting, stockholders will be considering and asked to vote on the following proposals:

1.
Election of Directors Proposal- to elect five Directors for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified (“Proposal 1” or the “Election of Directors”);

2.
Amendment of the Company's Certificate of Incorporation Proposal-to consider and act upon a proposal to increase the total number of shares of the Company's authorized capital stock to 920,000,000 shares (“Proposal 2” or the “Amendment of the Company's Certificate of Incorporation Proposal”);

3.
Amendment of the Company's Certificate of Incorporation Proposal-to consider and act upon a proposal to effect a reverse stock split of the Company’s outstanding shares of common stock (“Proposal 3” or the “Reverse Stock Split Proposal”);

4.
Ratification of 2008 Stock Option Plan Proposal- to consider and act upon a proposal to ratify the adoption of the Company's 2008 Stock Option Plan (“Proposal 4” or the “Ratification of  the 2008 Stock Option Agreement Proposal”).

5.
Ratification of  2009 Stock Incentive Plan Proposal- to consider and act upon a proposal to ratify the adoption of the Company's 2009 Stock Incentive Plan (“Proposal 5” or the “Ratification of the 2009 Stock Incentive Agreement Proposal”).

6.
Ratification of Auditors Proposal – to consider and act upon a proposal to ratify the board’s selection of Seligson & Giannattasio, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009 (“Proposal 6” or the “Ratification of Auditors Proposal”); and

7.	to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the Meeting?

You may vote at the Meeting if you owned Common Stock as of the close of business on August 28, 2009, the Record Date.  Each share of Common Stock is entitled to one vote.

Are the proposals conditioned on one another?

No.

How do I vote?

You can vote in two ways:

•	By attending the Meeting and voting thereat; or
•	By completing, signing, dating and returning the enclosed proxy card.

What if I return my proxy card but do not include voting instructions?

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted FOR the Election of Directors and FOR the Amendment of the Company's Certificate of Incorporation Proposal, Reverse Stock Split Proposal, Ratification of the 2008 Stock Option Plan Proposal, the Ratification of the 2009 Stock Incentive Plan Proposal and Ratification of the Company’s Auditors Proposal and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting.

If I am not going to attend the Meeting in person, should I return my proxy card instead?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this Proxy Statement, please complete and sign your proxy card. Then return the enclosed proxy card in the return envelope provided herewith as soon as possible, so your shares may be represented at the Meeting.

What does it mean if I receive more than one proxy card?

It means you have multiple accounts with brokers and/or our transfer agent.  Please vote all of these shares of Common Stock.  We recommend you contact your broker and/or transfer agent to consolidate as many accounts as possible under the same name and address.  Our transfer agent is Olde Monmouth Stock Transfer Co., Inc. and their telephone number is 1-732 872-2727.

What will happen if I abstain from voting or fail to vote at the Meeting?

The Company will count a properly executed proxy marked ABSTAIN with respect to a particular proposal as present for purposes of determining whether a quorum is present. An abstention from voting on the Amendment of the Company's Certificate of Incorporation Proposal, Reverse Stock Split Proposal, Ratification of the 2008 Stock Option Plan Proposal, the Ratification of the 2009 Stock Incentive Plan Proposal, and Ratification of Auditors Proposal will have the same effect as a vote against such proposals.  An abstention from the Election of Directors will not have the effect of voting against such proposal.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If, on August 28, 2009, the Record Date, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account.  You are also invited to attend the Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the Meeting.

If you hold your shares in “street name” and you sign and return a proxy card without giving specific voting instructions, your broker or other nominee will have authority to vote your shares on all matters to be considered at the meeting.

What do I do if I want to change my vote?

If you desire to change your vote, please send a later-dated signed proxy card to our Secretary at Juma Technology Corp., 154 Toledo Street, Farmingdale, NY 11735, prior to the date of the Meeting or attend the Meeting in person. You may also revoke your proxy by sending a notice of revocation to the Secretary at the address above, provided such revocation is received prior to the Meeting.  If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

How many votes must be present to hold the Meeting?

Your shares are counted as present at the Meeting if you attend the Meeting and vote in person or if you properly return a proxy by mail.  In order for us to conduct our Meeting, a majority of the outstanding shares of Common Stock as of the Record Date must be present in person or by proxy at the Meeting.  This is referred to as a “quorum.”  On the Record Date, there were 46,468,945 shares of Common Stock outstanding and entitled to vote.

What vote is required to elect directors?

Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Meeting.  Therefore, abstentions will be counted for the purposes of meeting the quorum requirements but will not count as a vote for a director.

What vote is required to approve the Ratification of the Other Proposals?

The approval of, respectively, the Amendment of the Company’s Certificate of Incorporation Proposal, the Reverse Stock Split Proposal, Ratification of the 2008 Stock Option Plan Proposal, the Ratification of the 2009 Stock Incentive Plan Proposal, and the Ratification of Auditors Proposal will require the affirmative vote of a majority of the Common Stock outstanding and entitled to vote in person or by proxy, provided a quorum is present at the Meeting.  Thus, any abstentions or other limited proxies will be counted for the purpose of meeting the quorum requirements but will not count for purposes of determining the number of votes cast in favor of the applicable Proposal.

Am I entitled to any appraisal or dissenters’ rights if I vote against the Proposals and such Proposals are subsequently approved?

No.  There are no appraisal or dissenters’ rights available under General Corporation Law of the State of Delaware (the “GCL”) for the stockholders in connection with the Proposals.

How will voting on any other business be conducted?

Although we do not know of any other business to be conducted at the Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Meeting, your signed proxy card gives authority to the proxy holders to vote on those matters at their discretion.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners.  We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting.  Final voting results will be published in our Quarterly Report on Form 10-Q or on a Current Report on Form 8-K.

When are stockholder proposals for the 2010 annual meeting due?

Any stockholder proposals for the 2010 annual meeting must be received by us, directed to the attention of the Company’s Secretary, Juma Technology Corp., 154 Toledo Street, Farmingdale, NY 11735 no later than May 1, 2010.  The use of certified mail, return receipt requested, is advised.  To be eligible for inclusion, a proposal must comply with our by-laws, Rule 14a-8 and all other application provisions of Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”).

How can I obtain a list of stockholders entitled to vote?

A list of the stockholders entitled to vote as of the Record Date at the Meeting will be open to examination by any stockholder for any purpose germane to the meeting, during ordinary business hours for a period of 10 calendar days before the Meeting at the offices of the Company, 154 Toledo Street, Farmingdale, NY 11735 and at the time of the Meeting for the duration of the Meeting.

How can I communicate with Juma’s board of Directors?

Stockholders may communicate with our board of Directors by sending a letter addressed to the board of Directors, all independent directors or specified individual directors to the Company’s Secretary, Juma Technology Corp., 154 Toledo Street, Farmingdale, NY 11735. All communications will be compiled by the Secretary and submitted to the board or the specified directors on a periodic basis.

SUMMARY

The following summary includes information contained elsewhere in this Proxy Statement. This summary does not purport to contain a complete statement of all material information relating to the matters discussed herein and is subject to, and is qualified in its entirety by reference to the more detailed information and financial statements contained or incorporated in this Proxy Statement, including the appendices included herein. You should carefully read this Proxy Statement in its entirety, as well as the appendices included herein.

Proposal 1— Election of Directors
(see page 6)

At the Meeting, five individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified.  The five current Directors to be considered for re-election are Anthony M. Servidio, Robert Rubin, Robert H. Thomson, Kenneth Archer, and Joseph Fuccillo.  Mr. Servidio and Mr. Fuccillo are not independent directors.

Proposal 2—Amendment of the Company’s Certificate of Incorporation Proposal
(see page 21)

The board is seeking the approval of the amendment of the Company’s Certificate of Incorporation to increase the number of shares of preferred stock the Company is authorized to issue.

Proposal 3—Approval of the Reverse Stock Split Proposal
(see page 23)

The board is seeking the approval of the amendment of the Company’s Certificate of Incorporation to effect a one-for-three reverse stock split of the outstanding shares of the Company’s Common Stock.

Proposal 4—Ratification of the 2008 Stock Option Plan Proposal
(see page 27)

The board is seeking the ratification of the board’s approval of the Company’s 2008 Stock Option Plan.

Proposal 5—Ratification of 2009 Stock Incentive Plan Proposal
(see page 28)

The board is seeking the ratification of the board’s approval of the Company’s 2009 Stock Incentive Plan.

Proposal 6—Ratification of Auditors Proposal
(see page 29)

The board is seeking the ratification of the board’s selection of Seligson & Giannattasio, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009.

The Meeting and Proxy Solicitations
(see page 1)

Where and When.  The Meeting will be held at the offices of the Company, located at 154 Toledo Street, Farmingdale, NY 11735, on October 9, 2009.

What You Are Being Asked to Vote on.  At the Meeting, stockholders will be considering and asked to vote on the following proposals:  Election of Directors, Amendment of the Company's Certificate of Incorporation Proposal, the Reverse Stock Split Proposal, Ratification of the 2008 Stock Option Plan Proposal, the Ratification of the 2009 Stock Incentive Plan Proposal and the Ratification of the Company’s Auditors Proposal and to transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Who May Vote.  You may vote at the Meeting if you owned Common Stock as of the close of business on August 28, 2009, the Record Date.  Each share of Common Stock is entitled to one vote.

What Vote is Needed on the Election of Directors.  Directors are elected by the plurality of votes cast in person or by proxy, provided a quorum is present at the Meeting.  Therefore, abstentions will be counted only for the purposes of meeting the quorum requirements.

What Vote is Needed on the Ratification of the Other Proposals.  The approval of, respectively, Amendment of the Company's Certificate of Incorporation Proposal, the Reverse Stock Split Proposal, the Ratification of the 2008 Stock Option Plan Proposal, the Ratification of the 2009 Stock Incentive Plan Proposal and Ratification of the Company’s Auditors Proposal will require the affirmative vote of a majority of the Common Stock outstanding and entitled to vote in person or by proxy, provided a quorum is present at the Meeting.  Thus, any abstentions or limited proxies will be counted for the purpose of meeting the quorum requirements, and abstentions will not count for purposes of determining the number of votes cast in favor of any of these Proposals.

Recommendations to Stockholders

Juma’s board of directors recommends that Juma stockholders vote “FOR” the Election of Directors and for each of the Amendment of the Company's Certificate of Incorporation Proposal, the Reverse Stock Split Proposal, the Ratification of the 2008 Stock Option Plan Proposal, the Ratification of the 2009 Stock Incentive Plan Proposal and the Ratification of Auditors Proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A total of five directors will be elected at the Meeting by the holders of the Company's Common Stock. The proxies will not be voted for a greater number of persons than the number of nominees named herein. The persons named as "proxies" in the enclosed form of proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted FOR the nominees. If at the time of the Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the board of directors.

VOTE REQUIRED

The nominees receiving a plurality of votes cast at the Meeting, assuming a quorum is present, will be elected as directors.

THE NOMINEES

Management of the Company recommends the election of five director nominees set forth below, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Management has nominated the following persons for election as directors: Anthony M. Servidio, Robert Rubin, Robert H. Thomson, Kenneth Archer, and Joseph Fuccillo.

INFORMATION ABOUT THE NOMINEES AND THE MANAGEMENT TEAM

The following sets forth certain information about each of the nominees for director, each member of the management team and their current positions with the Company. The Common Stock ownership of each nominee for director is provided under "SECURITY OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

Name	Age	Position(s) and Office(s) Held
Nominees:

Anthony M. Servidio	62	Chairman and Chief Executive Officer
Robert Rubin	67	Director
Robert H. Thomson	32	Director
Kenneth Archer	50	Director

Joseph Fuccillo	36	President, Chief Technology Officer, Director

Other Members of the Management Team:

Anthony Fernandez	42	Chief Financial Officer
David Giangano	45	President of Global Channels
Frances Vinci	57	EVP of Professional Services
Joseph Cassano	50	EVP of Sales

Set forth below is a brief description of the background and business experience of each of our directors, nominees for directors, and executive officers of the Company.

Anthony M. Servidio - Chairman and Chief Executive Officer

Mr. Servidio joined the Company as CEO and Chairman in November 2007, after serving as a strategic advisor to the firm since July 2007. Mr. Servidio has a distinguished career in the telecommunications and information technology industries, having contributed to growth and value creation in a variety of roles. From June 2006 to June 2007, Mr. Servidio was Senior Vice President, Strategic Markets, for WestCom Corporation, a telecommunications company providing voice, data and converged IP solutions to the global financial services community. WestCom was sold to IPC Communications in June 2007. From June 2005 to June 2006, Mr. Servidio was President of Cymtec Systems, a network security solutions technology company. From March 2002 to June 2005, Mr. Servidio ran global sales for Moneyline Telerate, which was the world’s third largest financial market data company, before its sale to Reuters in 2004. Prior to Moneyline, Mr. Servidio was Senior Vice President, Global Banking and Finance Solutions, for Global Crossing. Mr. Servidio joined Global Crossing when the company acquired IXnet, a company he helped found in 1995, and grew from its inception to a business generating over $300 million in annual revenues, offering network and advanced trader voice solutions through its combination with IPC. Prior to establishing IXnet, Mr. Servidio was Vice President of Sales for WorldCom, leading its Global Banking and Finance team. Mr. Servidio’s previous missions included sales and management roles with RCA Global Communications, a large Global Telecommunications service provider, where Mr. Servidio began his career in 1965.

Robert Rubin - Director

Mr. Rubin was appointed as a director of the Company in November 2007. Mr. Rubin has been the Chief Financial Officer of Solar Thin Films, Inc. (OTCBB: SLTN.OB) since August 2007. He served as Chairman and President of Solar Thin from January 1996 until June 2006 and as CEO from January 1996 until October 2006. He has been a director of Solar Thin since May 1991. Mr. Rubin also has served as the CEO, Chairman and sole director and officer of MIT Holding, Inc. (OTCBB: MITD.OB) since April 2007. Mr. Rubin served as a director of Western Power & Equipment Corp. (OTCBB:WPEC.OB) from November 1992 to February 2005. Mr. Rubin has operated and financed numerous companies including Lifetime Corporation (f/k/a Superior Care, Inc.), for which he was the founder, President, Chief Executive Officer and a director from its inception in 1976 until May 1986, when he resigned as an executive officer. Mr. Rubin continued as a director of Lifetime Corporation until the latter part of 1987. In 1993, Lifetime was sold to Olsten Corporation, a NYSE-listed company.

Robert H. Thomson - Director

Mr. Thomson was appointed to our board on March 29, 2008 to fill the remaining portion of David Skriloff’s one-year term and to hold office until the next annual meeting of our stockholders or until removed from office in accordance with our by-laws. In 2007, Mr. Thomson joined Vision Capital Advisors LLC, a New York based fund that makes direct investments in small, high growth businesses. Prior to Vision, Mr. Thomson was the Managing Director of The Arkin Group LLC (New York, NY - 2006) in charge of daily operations, financial management, and growth strategies for this international business intelligence firm. Prior to The Arkin Group LLC, Mr. Thomson was a Research Associate for the Council on Foreign Relations, a New York-based think tank focused on international relations and foreign policy.

Kenneth Archer – Director

Mr. Archer was appointed to our board on April 22, 2008 to fill the remaining portion of Mr. Fernandez’s one-year term and to hold office until the next annual meeting of our stockholders or until removed from office in accordance with our by-laws. Mr. Archer joined Prime Communications in 2008 and is responsible for all functional and financial areas of that company. He is currently a member of PRG Systems board of directors, which is the holding company for Prime Communications. In 2005, prior to joining Prime Communications, Mr. Archer was the Vice President of North America Channels where he was responsible for the channel strategy, program, operations, partner management team and the supervision of Avaya’s portfolio of authorized partners. In 2004 and 2005, Mr. Archer was the Director of the Direct Response Channel (Direct Marketing Resellers/DMRs) for the Hewlett Packard Company. From 2002 to 2004, Mr. Archer was the Director of Major/National Partner for the Hewlett Packard Company, where he was responsible for certain of Hewlett Packard’s important strategic partners. From 2000 to 2002, Mr. Archer was the Director of Hewlett-Packard’s value added reseller partners. Prior to this time, Mr. Archer had 20 years of other channel and direct sales leadership positions with both the Hewlett Packard Company and with two different channel partners. Mr. Archer earned his BS in Marketing in 1980 from West Chester University in Pennsylvania and his Executive MBA degree in Business Management in 1993 from Fairleigh Dickinson University in New Jersey.

Joseph Fuccillo - President, Chief Technology Officer and Director

Mr. Fuccillo has been the Company’s President since November 2007, a director since November 2006 and the Company’s Chief Technology Officer since 2003. Prior to becoming the Company’s Chief Technology Officer in 2003, Mr. Fuccillo served as Senior Vice President at Xand Corporation, from 1999 to 2003, an IT hosting and managed services provider, from 1999 to 2003. During his tenure at Xand Corporation, Mr. Fuccillo was credited with building the company’s IT hosting business into a $10 million revenue unit. In 1998, Mr. Fuccillo founded Incisive Technologies, an independent IT consultancy and value added reseller that provided systems design and implementation services. From 1995 to 1998, Mr. Fuccillo led the technology team at Westcon, a major distributor of high-end network and related security products. Mr. Fuccillo began his career as a communications analyst with Orange and Rockland Utilities in 1993. He received a Bachelor of Science degree in Electrical Engineering from Manhattan College and is a certified technician in a variety of areas.

Anthony Fernandez, MBA, CPA - Chief Financial Officer

Mr. Fernandez joined the Company in 2006 and is responsible for all financial matters related to the Company. He has served as a member of the Company’s board of directors from November 2006 to until April 2008. In 2005, prior to joining the Company, Mr. Fernandez was the Director of Finance for Lexington Corporate Properties Trust where he was responsible for SEC filings, Sarbanes-Oxley compliance and audit compliance. From 2001 to 2005, Mr. Fernandez was the Corporate Controller for Register.com, Inc. Mr. Fernandez managed a $210 million portfolio, all SEC reporting and compliance, tax compliance and financial computer systems implementations. From 1998 to 2001, Mr. Fernandez was the Chief Financial Officer for 5B Technologies Company, a technology and employee staffing company. Prior to this time, Mr. Fernandez had eight years of public accounting experience with various firms. Mr. Fernandez is a Certified Public Accountant in the state of New York and obtained his MBA in accounting from Hofstra University in 1992.

David Giangano - President of Global Channels

Mr. Giangano was the founder of the Company in 2002 and currently serves as the Company’s President of Global Channels. He has served as the Company’s chief executive officer and president and as a member of the Company’s board of directors from November 2006 to until November 2007. Mr. Giangano has extensive experience in building strategic alliances, structuring joint ventures, and negotiating partnerships. He also brings 20 years of experience designing and developing a broad spectrum of IT solutions, including those that pertain to telecommunications systems, IT systems integration, voice and data convergence, and application development. Mr. Giangano currently holds multiple patents in disciplines ranging from data encryption to specialized data acquisition and digital signal processing applications. His technical writings have been published in NASA and IEEE (Institute of Electrical and Electronics Engineers) journals and magazines. Mr. Giangano has been with the Company since its inception in 2002. From 2000 to 2002, Mr. Giangano was the Senior Vice President of Engineering and System Services at 5B Technologies. From 1997 to 2000, Mr. Giangano founded and operated Tailored Solutions, a voice and data systems integration and consulting firm, which was acquired by 5B Technologies. Mr. Giangano earned a Bachelor of Science degree in Electrical Engineering and spent 10 years with Northrop Grumman Corporation as a Senior Design Engineer and Project Leader.

Frances Vinci - Executive Vice President of Professional Services

Ms. Frances Vinci co-founded the Company in 2002 and currently serves as the Company’s Executive Vice President of Professional Services. She has served as a member of the Company’s board of directors from November 2006 to until November 2007. Ms. Vinci has 20 years of experience as an Operations, Sales and Human Resources Director. Ms. Vinci initiated both the telemarketing and professional services division. Prior to 2002, Ms. Vinci was the Director of Professional services at 5B Technologies from 1999 to 2002. In that capacity, Ms. Vinci created and implemented an IT outsourcing and consulting division. From 1980 to 1999, Ms. Vinci worked at Media Communications Inc. as Vice-President of Sales & Operations, starting two divisions and contributed to the company’s revenue by turning a service based division into a profit center.

Joseph Cassano - Executive Vice President of Sales

Mr. Cassano joined the Company in 2003 and currently serves as the Company’s Executive Vice President of Sales. He has served as a member of the Company’s board of directors from November 2006 to until November 2007. Mr. Cassano brings over 25 years of experience in sales and operations in the communications industry. Mr. Cassano is responsible for the sales organization at the Company, designed to partner with customers to help them build the high-performance communications solution required to handle emerging business applications. From 2000 to 2003, Mr. Cassano was the Area Vice President of Sales for Expanets of New York, Avaya’s largest and most strategic business partner. Prior to his position with Expanets, Mr. Cassano held executive level positions with market leading technology companies, including Lucent Technologies and AT&T Information Systems. Mr. Cassano started his career in 1980 with The New York Telephone Company, now known as Verizon Communications.

Term of Office

Each of our directors is appointed or elected for a one-year term to hold office until the next annual meeting of our stockholders or until removed from office in accordance with our by-laws. On August 31, 2007 at the Company’s annual meeting of stockholders, each of Messrs. Giangano, Fuccillo, Cassano, and Fernandez and Ms. Vinci was elected as a director for a term of one year. In November 2007, each of Messrs Giangano and Cassano and Ms. Vinci resigned. In November 2007, each of Messrs Anthony M. Servidio, Rubin, and Skriloff was appointed as members of the Company’s board of directors. In March 2008, Mr. Skriloff resigned from the Company’s board of directors and Mr. Thomson was appointed as a member of the Company’s board of directors. In April 2008, Mr. Fernandez resigned from the Company’s board of directors and Mr. Archer was appointed as a member of the Company’s board of directors.

Arrangements Concerning the Selection of Directors

In November 2007, the Company and Vision Opportunity Master Fund, Ltd. entered into a second financing pursuant to a Note and Warrant Purchase Agreement, as amended. Under Section 3.26, of the Note and Warrant Purchase Agreement, the Company agreed that no later than ten calendar days from the initial closing, “the Company shall ensure that (i) other than Joseph Fucillo and Anthony Fernandez, each member of the board of Directors of the Company shall have resigned . . . and (iii) two (2) persons nominated by the Vision Opportunity Master Fund, Ltd. shall have been approved for seats on the board of Directors.” As set forth above, each of Messrs Giangano and Cassano and Ms. Vinci resigned as directors.

Vision Opportunity Master Fund, Ltd., appointed one director under Section 3.26 out of the five total directors. Originally, this director was Mr. Skriloff who was a managing director at Vision Capital Advisors LLC, an affiliate of Vision Opportunity Master Fund, Ltd. Mr. Skriloff resigned as a director in March 2008 after leaving Vision Capital Advisors LLC in January 2008. Mr. Skriloff was replaced by Robert Thomson who is a Director at Vision Capital Advisors LLC. The other directors of the Company are Joseph Fuccillo, mentioned in Section 3.26, who is an inside director of the Company and is not related to Vision Opportunity Master Fund, Ltd. Anthony Servidio, the CEO of the Company, who is not related to Vision Opportunity Master Fund, Ltd. Kenneth Archer, an outside director and a long time associate of Anthony Servidio, who has industry experience and was brought in to increase the independence of the board. Mr. Archer is not related to Vision Opportunity Master Fund, Ltd. Robert Rubin, an outside director, who has a significant share position in the Company. Mr. Rubin, although acceptable to Vision Opportunity Master Fund, Ltd., is not related to Vision Opportunity Master Fund, Ltd. and is not their nominee. Mr. Fernandez, who remains the CFO of the Company, resigned from the board as a result of the Company’s desire to increase the number of independent directors on the board in March 2008. The resignations of Mr. Fernandez and Skriloff were disclosed in accordance with SEC requirements and neither expressed any disagreements with the Company’s policies or practices. Vision Opportunity Master Fund, Ltd. has indicated that they have no intention to control the Company’s board of directors.

Significant Employees

As of August 1, 2009, the Company believes that almost all employees are important to the success of the Company but the only significant individuals are the Company’s’ officers and directors referenced above.

Family Relationships

As of the date of this Proxy Statement, there were no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

To the best of our knowledge, there is no pending material proceeding to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

BOARD INDEPENDENCE AND BOARD COMMITTEES

Standard of Independence

At this time, the Company is not subject to the requirements of a national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of its directors be independent. In the absence of such requirements, the Company has elected to use the definition established by the NASDAQ independence rule which defines an “independent director” as “a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that the following relationships are considered bars to independent regardless of the board’s determination:

Employment by the Company. Employment of the director or a family member by the Company or any parent or subsidiary of the company at any time thereof during the past three years, other than family members in non-executive officer positions.

$120,000 Compensation.  Acceptance by the director or a family member of any compensation from the Company or any parent or subsidiary in excess of $120,000 during any twelve month period within three years of the independence determination.

Auditor Affiliation.  A director or a family member of the director, being a partner of the Company’s outside auditor or having been a partner or employee of the company’s outside auditor who worked on the Company’s audit, during the past three years.

Based on the foregoing definition, the board of directors has determined three of the current directors and nominees are “independent directors”.

Standing Committees of the board

At this time, the Company is a smaller reporting company traded on the Over the Counter Bulletin board (“OTCBB”) and is not subject to the requirements of a national securities exchange or an inter-dealer quotation system with respect to the establishment and maintenance of any standing committees. The Company does not currently have standing audit, nominating, and compensation committees of the board of directors. Each of these matters will be discussed separately below.

Audit Committee

We do not have a separately-designated standing audit committee. Since there are not sufficient independent members of the board of directors, it is not feasible at this time to have an audit committee.  The entire board of directors performs the functions of an audit committee, but no written charter governs the actions of the board of directors when performing the functions of that would generally be performed by an audit committee. The board of directors approves the selection of our independent public accountants and meets and interacts with the independent public accountants to discuss issues related to financial reporting. In addition, the board of directors reviews the scope and results of the audit with the independent public accountants, reviews with management and the independent public accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the year ended December 31, 2008, the board of directors:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent public accountants on the matters relating to their independence.

Based upon the board of directors’ review and discussion of the matters above, the board of directors authorized inclusion of the audited financial statements for the year ended December 31, 2008 to be included in the Annual Report on Form 10-K, a copy of which accompanies this Proxy Statement.

Nominating Committee

We do not have a separately designated standing nominating committee. The Company’s management and one other stockholder own a majority of the issued and outstanding Common Stock and are in a position to control the election of the Company’s directors. The board of directors of the Company also believes, given the Company’s size and resources and given the lack of sufficient number of independent directors, that it is not feasible to have a separate Nominating Committee; in light of the foregoing, the Company believes, it is appropriate that the entire board of directors performs the function of identifying and evaluating director nominees for the Company. The Company does not pay a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

Our goal is to assemble a board of directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. While the board of directors has not established specific, minimum qualifications, qualities or skills that a director nominee is required to have, the board of directors generally considers the following factors (i) the appropriate size of our board of directors; (ii) our needs with respect to the particular talents and experience of our directors; (iii) the knowledge, skills and experience of nominees, including experience in finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors; (iv) familiarity with the telecommunications industry; (v) experience with accounting rules and practices; and (vi) the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.

Our by-laws do not contain any provision addressing the process by which a stockholder may nominate an individual to stand for election to the board of directors, and we do not have any formal policy concerning stockholder recommendations to the board of directors. To date, we have not received any recommendations from non-affiliate stockholders requesting that the board consider a candidate for election to the board. However, the absence of such a policy does not mean that the board of directors would not consider any such recommendation, had one been received. The board would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send to the Company the candidate's name, credentials, contact information, and his or her consent to be considered as a candidate. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The communication should be in writing and should be sent via United States mail, postage prepaid, addressed as follows: Juma Technology Corp., 154 Toledo Street, Farmingdale, NY 11735, attention: Secretary. The Secretary will cause all communications related to board nominees that she is aware of to be forwarded to the board of directors.

Compensation Committee

We do not have a separately designated standing compensation committee. The board of directors of the Company believes, given the Company’s size and resources and given the lack of sufficient number of independent directors, that it is not feasible to have a separate Compensation Committee; in light of the foregoing, the Company believes, it is appropriate that the entire board of directors performs the function of the consideration of executive officer and manager compensation.

Base salaries for our executives depend on the scope of their responsibilities and their performance.  Base salary is designed to compensate the executives for services rendered during the year.  These salaries are compared to amounts paid to the executive’s peers outside our Company.  As we have not yet established a Compensation Committee, salary levels, if not memorialized in written employment agreements, will typically be reviewed annually during the board of directors’ informal performance review process, with increases based on the assessment of the performance of the executive. See the description of our executive officers’ employment agreements under the heading “EXECUTIVE COMPENSATION- Employment Agreements” infra.

COMPENSATION OF THE BOARD OF DIRECTORS FOR 2008

Ordinarily, our directors are not paid any fees or compensation for services as members of our board of directors or any committee thereof.

In April 2008, Mr. Archer was granted five-year options to purchase 50,000 shares of our common stock at an exercise price of $0.60 per share, These options are exercisable ratable over three years. Aside from the foregoing, our directors did not receive any compensation for their services as director or committee member during the year ended December 31, 2008.

MEETINGS OF THE BOARD OF DIRECTORS

The Company has a board of directors; however, there are no committees of the board of directors at this time. Under Delaware law and in accordance with the terms of our by-laws, the members of the board of directors may act at a meeting of the board of directors or by unanimous written consent in lieu of a meeting. In this regard, the board of directors has held 2 meetings and signed and delivered 4 unanimous written consents during 2008, its last full fiscal year. Each member of the board attended all meetings. The Company does not have a policy with regard to directors’ attendance at annual meetings of stockholders. Nevertheless, the Company expects that all members of the board of directors will attend the Meeting and will be available to respond to appropriate questions. The Company did not have an annual meeting of stockholders last year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2008, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2008:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Robert Rubin	-	-	-
Robert H. Thomson	-	-	-
Kenneth Archer	-	-	-
Anthony M. Servidio	-	-	-
Richard Patton	-	-	-
David Giangano	-	-	-
Frances Vinci	-	-	-
Joseph Fuccillo	-	-	-
Joseph Cassano	-	-	-
Anthony Fernandez	-	-	-

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of August 1, 2009, our authorized capitalization was 910,000,000 shares of capital stock, consisting of 900,000,000 shares of common stock, $.0001 par value per share and 10,000,000 shares of preferred stock, $.0001 par value per share. As of August 1, 2009, there were 46,468,945 shares of our common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. As of August 1, 2009, there were 8,333,333 shares of our Series A Convertible Preferred Stock issued and outstanding and there were 1,666,500 shares of our Series B Convertible Preferred Stock issued and outstanding.  Holders of shares of our convertible preferred stock are not entitled to vote for the Company’s directors.

The following table sets forth, as of August 1, 2009, (a) the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group; (b) the number of shares of our Series A Convertible Preferred Stock owned by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group and (c) the number of shares of our Series B Convertible Preferred Stock owned by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	% of Class (2)
Common	Robert Rubin, Director c/o Juma Technology Corp. 154 Toledo Street, Farmingdale, NY 11735	1,800,000	1

Common	Anthony M. Servidio, CEO & Chairman c/o Juma Technology Corp. 154 Toledo Street, Farmingdale, NY 11735	4,267,808	2

Common	Robert H. Thomson(3)(4), Director 20 W. 55th Street, 5th floor, New York, NY 10019	169,121,038	74

Series A Convertible Preferred Stock	Robert H. Thomson(3)(4), Director 20 W. 55th Street, 5th floor, New York, NY 10019	8,333,333	100

Series B Convertible Preferred Stock	Robert H. Thomson(3)(4), Director 20 W. 55th Street, 5th floor, New York, NY 10019	1,666,500	100

Common	David Giangano, President of Global Channels c/o Juma Technology Corp. 154 Toledo Street, Farmingdale, NY 11735	6,370,177	3

Common	Frances Vinci, EVP c/o Juma Technology Corp. 154 Toledo Street, Farmingdale, NY 11735	5,376,055	2

Common	Joseph Fuccillo, President, CTO and Director c/o Juma Technology Corp. 154 Toledo Street, Farmingdale, NY 11735	7,522,232	3

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	% of Class (2)
Common	Joseph Cassano, EVP c/o Juma Technology Corp. 154 Toledo Street, Farmingdale, NY 11735	4,276,786	2

Common	Anthony Fernandez, CFO c/o Juma Technology Corp. 154 Toledo Street, Farmingdale, NY 11735	2,408,219	1

Common	Kenneth Archer, Director c/o Juma Technology Corp. 154 Toledo Street, Farmingdale, NY 11735	24,018	1

Common	Mirus Opportunistic Fund (5) c/o Julius Baer Trust Company (Cayman Ltd.) PO Box 1100 GT Windward III, Regata Office Park Grand Cayman	2,500,000	1

Total of Common Stock-All Directors & Executive Officers (9 persons):		201,166,333	88

Total of Series A Convertible Preferred Stock-All Directors & Executive Officers (9 persons):		8,333,333	100

Total of Series B Convertible Preferred Stock-All Directors & Executive Officers (10 persons):		1,666,500	100

(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(2)	Figures may not add up due to rounding of percentages.

(3)
Robert Thomson has been designated by Vision Opportunity Master Fund, Ltd. to our board of directors. The reported securities are owned directly by Vision Opportunity Master Fund, Ltd. and its affiliate Vision Capital Advantage Fund, L.P. (collectively, the “Vision Entities”), and Mr. Thomson has no direct interest in these shares. The 169,121,038 shares listed represent the aggregate 1,116,705 common shares held by the Vision Entities as well as (all figures given in the aggregate) (a) the series A Warrants to purchase up to 18,141,667 shares of our common stock (b) the Series B Warrants to purchase up to 6,250,000 shares of common stock  (c) the Senior Secured 10% Convertible Promissory Notes (the “Notes”) currently convertible into 70,283,334 shares of our common stock and (d) the Series A Convertible Preferred Stock convertible into 33,333,332 share of our common stock (e)  the Series B Convertible Preferred Stock convertible into 39,996,000 share of our common stock, which are described in the following footnotes. The Series A Warrants, Series B Warrants, the Notes, the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock owned by the Vision Entities are subject to a beneficial ownership limitation such that the Vision Entities may not convert or exercise such securities to the extent that the conversion or exercise would cause the Vision Entities’ common stock holdings to exceed 4.99% of our total common shares outstanding, provided that this restriction on conversion can be waived at any time by the funds on 61 days’ notice. Mr. Thomson disclaims beneficial ownership of all securities reported herein.

(4)
The reported shares of Series A Convertible Preferred Stock are owned directly by the Vision Entities; such shares are convertible at any time, at the holders’ election, into 33,333,332 shares of our common stock (the quotient of the liquidation preference amount of $0.60 per share divided by the current conversion price of $0.15 per share times the number of shares of Series A Preferred Stock). The reported shares of Series B Convertible Preferred Stock are owned directly by the Vision Entities; such shares are convertible at any time, at the holders’ election, into 39,996,000 shares of our common stock (the quotient of the liquidation preference amount of $6.00 per share divided by the current conversion price of $0..25 per share times the number of shares of Series B Preferred Stock). The Vision Entities may not acquire shares of common stock upon conversion of the Convertible Preferred Stock to the extent that, upon conversion, the number of shares of common stock beneficially owned by the Vision Entities and its affiliates would exceed 4.99% of the issued and outstanding shares of our common stock; provided, that this restriction on conversion can be waived at any time by the funds on 61 days’ notice. Mr. Thomson disclaims beneficial ownership of all securities reported herein.

(5)
Based on Mirus Opportunistic Fund’s Schedule 13D filed with the Commission on November 14, 2006, Mr. Rolf Schnellman, principal of this Fund, has voting and dispositive power over the shares owned by this Fund. The address of Mr. Schnellman is c/o Helper GmbH Dorfplatz 2, CH – 6422 Steinen, Switzerland.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our current executive officers for each of the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anthony M. Servidio	2008	247,500	–	–	464,450	–	–	9,167	721,117
CEO & Chairman (1)	2007	–	–	–	–	–	–	–	–
Joseph Fuccillo	2008	162,500	–	–	–	–	–	10,000	172,500
President, CTO;Director (2)	2007	151,875	–	–	173,649	–	–	10,000	335,524
Anthony Fernandez	2008	162,500	–	–	–	–	–	10,000	172,500
Chief Financial Officer (3)	2007	151,875	–	–	123,040	–	–	10,000	284,915
David Giangano	2008	129,750	–	–	–	–	–	10,000	139,750
President, Global Channels (4)	2007	150,000	–	–	4,887	–	–	10,000	164,887
Joseph Cassano	2008	139,065	–	–	–	–	–	10,000	149,065
EVP of Sales	2007	147,045	–	–	4,887	–	–	10,000	161,932

(1)	Mr. Servidio was appointed CEO and Chairman in November 2007; he had previously served as a consultant to the Company since July 2007.

(2)	Mr. Fuccillo was appointed President in November 2007.

(3)	Mr. Fernandez was appointed Chief Financial Officer in April 2006.

(4)	Mr. Giangano served as the Company’s CEO and President until November 2007.

 Employment Agreements

Described below are the employment agreements entered into with the Company by, respectively, Messrs. Servidio, Giangano, Fuccillo, Cassano, and Fernandez and Ms. Vinci.

Anthony Servidio has entered into an employment agreement with the Company effective as of January 1, 2008. He was engaged to serve as the Company’s Chief Executive Officer. The term of the employment agreement is three years, subject to automatic renewal for successive one-year terms. Mr. Servidio’s annual base salary for 2008 is $250,000. Thereafter, his base salary may increase by 15% per annum.

Mr. Servidio shall be entitled to an annual bonus (the “Annual Bonus”) of up to: (i) one hundred percent of his then base salary in cash and (ii) two hundred percent of his then base salary in Company common stock, which may include stock options, restricted stock and/or deferred compensation, pursuant to the terms of the Company’s Executive Bonus Plan, which is a weighted formula based upon the approved budget by the Company’s board of directors and/or its compensation committee, as applicable. Under the terms of the Executive Bonus Plan, there will be two equal components to the budget, to wit: (a) sales and (b) net income. In the event that the Company successfully achieves one hundred percent to one hundred forty-nine percent of the approved budget target (whether for a or b, above), then Mr. Servidio shall be entitled fifty percent of his base salary, times one-half (representing equal weight for each category, a or b, above). In the event that the Company successfully achieves one hundred fifty percent to one hundred ninety-nine percent of the approved budget target (whether for a or b, above), then Mr. Servidio shall be entitled seventy-five percent of his base salary, times one-half (representing equal weight for each category, a or b, above). Likewise, in the event that the Company successfully achieves two hundred percent or more of the approved budget target (whether for a or b, above), then the Executive shall be entitled one hundred percent of his base salary, times one-half (representing equal weight for each category, a or b, above). In no event shall the two bonus components identified above, when combined, exceed one hundred percent of Mr. Servidio’s base salary, then in effect for the cash component of the Annual Bonus. Mr. Servidio shall at his option determine whether the cash component of the previously described Annual Bonus, if any, shall be paid in the form of cash or the issuance of Company common stock, or a combination thereof. Notwithstanding the foregoing, if the Company’s board of directors determines that the Company does not have sufficient cash available to meet the above described cash obligations, the board of directors shall have the right to make such payments in shares of the Company’s common stock, provided, however, at no time shall the cash payment due under the cash obligation be less than one third of the Bonus.

Mr. Servidio shall be entitled to participate in the Company’s employee compensation and other benefit programs. In addition to reimbursement for his documented reasonable expense incurred in connection with the fulfillment of his duties, Mr. Servidio shall all be entitled to an annual automobile allowance of $10,000. The Company may terminate Mr. Servidio’s employment with or without cause. If Mr. Servidio’s employment is terminated without cause or due to a change of control, then he is entitled to a severance payment equal to 18 months’ base pay and 18 months’ benefits. Mr. Servidio may terminate his employment agreement on notice.

Anthony Fernandez has entered into a similar employment agreement with the Company dated as of November 14, 2006, which was amended in November 2007. He was engaged to serve as the Company’s Chief Financial Officer. The term of the employment agreement is three years, subject to automatic renewal for successive one-year terms. Mr. Fernandez’s annual base salary is $165,000.

Mr. Fernandez’s employment agreement contains employee benefit and termination provisions, which are similar to those contained in Mr. Giangano’s employment agreement.

David Giangano has entered into an employment agreement with the Company dated as of November 14, 2006, which was amended in November 2007. He was engaged to serve as the Company’s President of Global Channels. The term of the employment agreement is three years, subject to automatic renewal for successive one-year terms. Mr. Giangano’s annual base salary as of January 1, 2008 is $125,000.

Mr. Giangano shall be entitled to participate in the Company’s employee compensation and other benefit programs. In addition to reimbursement for his documented reasonable expense incurred in connection with the fulfillment of his duties, Mr. Giangano shall all be entitled to an annual automobile allowance of $10,000. The Company may terminate Mr. Giangano’s employment with or without cause. If Mr. Giangano’s employment is terminated without cause, then he is entitled to a severance payment. Mr. Giangano may terminate his employment agreement on notice.

Frances Vinci has entered into a similar employment agreement with the Company dated as of November 14, 2006, which was amended in November 2007. She was engaged to serve as the Company’s Executive Vice President. The term of the employment agreement is three years, subject to automatic renewal for successive one-year terms. Ms. Vinci’s annual base salary as of January 1, 2008 is $115,000.

Ms. Vinci’s employment agreement contains employee benefit and termination provisions, which are similar to those contained in Mr. Giangano’s employment agreement.

Joseph Fuccillo has entered into a similar employment agreement with the Company dated as of November 14, 2006, which was amended in November 2007. He was engaged to serve as the Company’s President and Chief Technology Officer. The term of the employment agreement is three years, subject to automatic renewal for successive one-year terms. Mr. Fuccillo’s annual base salary is $165,000.

Mr. Fuccillo’s employment agreement contains employee benefit and termination provisions, which are similar to those contained in Mr. Giangano’s employment agreement.

Joseph Cassano has entered into a similar employment agreement with the Company dated as of November 14, 2006, which was amended in November 2007. He was engaged to serve as the Company’s Executive Vice President of Sales. The term of the employment agreement is three years, subject to automatic renewal for successive one-year terms. Mr. Cassano’s annual base salary as of January 1, 2008 is $125,000.

Mr. Cassano’s employment agreement contains employee benefit and termination provisions, which are similar to those contained in Mr. Giangano’s employment agreement.

Compensation to Directors

Ordinarily, our directors are not paid any fees or compensation for services as members of our board of directors or any committee thereof.

In April 2008, Mr. Archer was granted five-year options to purchase 50,000 shares of our common stock at an exercise price of $0.60 per share, These options are exercisable ratable over three years. Aside from the foregoing, our directors did not receive any compensation for their services as director or committee member during the year ended December 31, 2008.

Outstanding Equity Awards at 2008 Fiscal Year End

The following table sets forth the stock options held by the named executives as of December 31, 2008.

	Options Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Anthony M. Servidio(1)	1,250,000	3,750,000	–	0.60	04/13	–	–	–
David Giangano (2)	100,000	–	–	0.58	02/12	–	–	–
Frances Vinci (3)	243,562	6,438	–	0.58–1.15	02/12–04/13	–	–	–
Joseph Fuccillo (4)	1,100,000	–	–	0.58–1.15	02/12–08/12	–	–	–
Joseph Cassano (5)	100,000	–	–	0.58	02/12	–	–	–
Anthony Fernandez(6)	800,000	–	–	0.58 –1.15	02/12 – 08/12	–	–	–

(1)	Mr. Servidio’s options vest in accordance with the following schedule,
1,250,000 on April 22, 2008
1,250,000 on April 22, 2009
1,250,000 on April 22, 2010
1,250,000 on April 22, 2011

(2)	Mr. Giangano’s options vested in full on February 7, 2008.

(3)	Ms. Vinci’s options vest in accordance with the following schedule:
100,000 on February 7, 2008
100,000 on August 21, 2008.
50,000 ratably over the year ending April 22, 2009

(4)	Mr. Fuccillo’s options vested in accordance with the following schedule:
100,000 on February 7, 2008
1,000,000 on August 21, 2008.

(5)	Mr. Cassano’s options vested in full on February 7, 2008.

(6)	Mr. Fernandez’s options vested in accordance with the following schedule:
100,000 on February 7, 2008
700,000 on August 21, 2008.

Stock Options

The following table sets forth the stock options outstanding at December 31, 2008 by year granted,

Grant Year	Number of Securities to Be Issued Upon Exercise of Outstanding Options
2006	-
2007	5,231,250
2008	7,217,500
12,448,750

The 12,448,750 options outstanding at December 31, 2008 were granted at exercise prices ranging from $0.20 to $1.33. At December 31, 2008 the number of options outstanding held by executive officers and directors was 7,400,000.
__
Under his employment agreement effective January 1, 2008, Mr. Servidio is entitled to receive 5,000,000 options from the Company’s 2007 stock option, priced as mandated by the plan. 1,250,000 of which shall be vested immediately with 1,250,000 vesting each year for three years.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CONTROL PERSONS

Except as described in the following paragraphs, none of our directors nominees for directors, or executive officers, nor any other related person, such as a person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, or any members of the immediate family (including spouse, parents, children, step-children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since the beginning of the Company’s last fiscal year or in any presently proposed transaction which, in either case, has or will materially affect us.

By way of background, on November 14, 2006, the Company consummated an agreement with Juma Technology, LLC, pursuant to which the Company (then known as X&O Cosmetics, Inc.) acquired 100% of Juma Technology LLC’s member interests in exchange for 33,250,731 shares of our common stock (the “Reverse Merger”). The transaction was treated for accounting purposes as a recapitalization by Juma Technology LLC as the accounting acquirer.

Prior to the Reverse Merger, throughout 2006 and 2005, the Company made interest-free advances to Toledo Realty, LLC (“Toledo”), an entity owned by David Giangano, Frances Vinci, Joseph Fuccillo, Joseph Cassano, Elizabeth D’Alesandro, Steven Harper and Paul Stavola, each of whom is either an officer or employee of the Company. The largest sum of these advances outstanding was $333,265, which was the approximate dollar amount of the related persons’ interest in the transaction. The advances were primarily used for the acquisition and improvements made to a building now owned by Toledo and leased to the Company. This loan was repaid in full by December 31, 2006.

On June 1, 2006, the Company entered into a 10-year non-cancelable lease agreement with Toledo for its Long Island headquarters. Among other provisions, the lease provides for monthly rental payments of $10,500 per month and includes provisions for scheduled increases to the monthly rental. In addition, the Company is required to reimburse Toledo for the real estate taxes on the building. The lease agreement also provides for two five-year lease extensions. Pursuant to the lease, the Company was required to provide a security deposit totaling $21,000. The Company has provided this deposit to Toledo in 2007. The approximate dollar amount involved in this transaction and the approximate dollar amount of the related persons’ interest in the transaction is approximately $911,000.

In August 2007 and November 2007, the Company entered into two financing transactions with Vision Opportunity Master Fund, Ltd. A managing director at Vision Capital Advisors, LLC, an affiliate of Vision Opportunity Master Fund, Ltd., has been a member of our board of directors since November 2007. Robert H. Thomson, a managing director at Vision Capital Advisors, LLC, is currently a member of our board of directors; he was appointed to our board in March 2008. The basis for appointing a managing director at Vision Capital Advisors, LLC to our board of directors is section 3.26 of the Note and Warrant Purchase Agreement entered into by the Company and Vision Opportunity Master Fund, Ltd. in November 2007 in connection with the second Vision financing. Under that section, Vision Opportunity Master Fund, Ltd., has appointed one director out of the five total directors. Vision Opportunity Master Fund, Ltd. has not exercised its right to appoint an additional director pursuant to section 3.26.

Under the Vision financings as amended or warrant exercises, Vision Opportunity Master Fund, Ltd. and/or an affiliate have advanced to the Company an aggregate of $18,972,772. In August 2007, the Company, in consideration for a $5,000,000 advance, issued to Vision Opportunity Master Fund, Ltd., 8,333,333 shares of our 6% Series A Convertible Preferred Stock and five-year Series A Warrants, Series B Warrants, and Series C Warrants to purchase an aggregate of 13,888,889 shares of the Company’s common stock at the following exercise prices: Series A Warrants and Series C Warrants-$0.90 per share and the Series B Warrants-$1.35 per share. In November 2007, March 2008, and June 2008, the Company, in consideration for loans in an aggregate principal amount of $6,000,000, issued three senior convertible 10% interest only notes maturing on November 29, 2010 and 498,000 shares of our 0% Series B Convertible Preferred Stock to Vision Opportunity Master Fund, Ltd. The Company has granted Vision Opportunity Master Fund, Ltd. a security interest in substantially all of its assets and registration rights with respect to the shares of common stock underlying the convertible securities and the warrants.

In September and November 2008 the Company entered into a number of agreements with Vision amending the terms of the outstanding Warrants, amending the Certificate of Designations relative to the Company’s Series A Preferred Stock and Series B Preferred Stock and providing for exchanging  the Series A Warrants for 500,000 shares of the Company’s Series B Preferred Stock. In addition, Vision, exercised its Series C Warrants in consideration for payments aggregating $2,500,172. Vision received an aggregate of 668,500 shares of the Company’s Series B Preferred Stock. In February and May 2009, the Company and Vision entered into two more financing transactions. Under the Note and Warrant Purchase Agreements, the Company  issued to Vision the Company's $4,542,500 principal amount, 10% convertible bridge note and (b) Series A Warrants to purchase an aggregate of 18,141,667 shares of the Company's common stock These transactions are described in more detail in our Current Reports on Form 8-K, filed with the Commission on, respectively, August 22, 2007, December 5, 2007, March 13, 2008, June 24, 2008, September 17, 2008, November 19, 2008, February 12, 2009, and May 27, 2009. The current exercise price of the Series B Warrants is $0.25 per share, the current conversion price of the Series A Preferred Stock is $0.15 and the current conversion price of the Series B Preferred Stock is $0.25.  By agreement dated July 23, 2009 and effective October 1, 2008, the Company and Vision agreed that interest under the previously described Notes in the aggregate principal amount of $6,000,000 would continue to accrue in accordance with the respective terms thereof but would ordinarily be due and payable at the Notes’ maturity. The Company has not made principal payments under the senior convertible notes and the Company has paid $382,500 in interest under such notes by issuing 1,116,705 share of our common stock. The Company has made no dividend payments under the Series A Convertible Preferred Stock. There are no dividend payments due under the Series B Convertible Preferred Stock.

Since the Company is a “smaller reporting company” as defined in the regulations promulgated under the federal securities laws, the Company need not have formalized policies and procedures for the review, approval or ratification of related person transactions. Nevertheless, such proposed transactions are considered by our entire board of directors and the related person, if he be a board member, is requested to make full disclosure of his interest in the proposed transaction and to abstain from voting in connection therewith, all in accordance with applicable state corporate law.

The Company has no “parents” as such term is defined in the regulations promulgated under the federal securities laws.

PROPOSAL NO. 2

AMENDMENT TO CERTIFICATE OF INCORPORATION PROPOSAL

Background

Our board of directors has unanimously adopted resolutions approving and declaring advisable a proposal to amend our Certificate of Incorporation to increase our authorized capital stock to 920,000,000, consisting of 900,000,000 shares of common stock (currently authorized) and 20,000,000 shares of preferred stock-10,000,000 shares of preferred stock are currently authorized; we are seeking to increase our authorized capital stock by an additional 10,000,000 shares of preferred stock.

The text of the amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware is set forth in Appendix A  to this Proxy Statement. The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect any changes that may be required by the office of the Secretary of State of the State of Delaware or that the board may determine to be necessary or advisable ultimately to comply with applicable law.

Discussion of the reasons for and possible disadvantages of the Amendment

The board believes that approval of the amendment to increase the authorized shares of capital stock for the reasons stated below is in the best interests of the Company and its stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Currently, our Certificate of Incorporation, as amended, authorizes 900,000,000 shares of common stock and 10,000,000 shares of preferred stock. Approving this amendment to authorize the issuance of an additional 10,000,000 shares of preferred stock would give our board of directors the express authority without further action of the stockholders to issue shares of preferred stock from time to time with such rights, designations, and preferences as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares of preferred stock may include equity and convertible preferred financings and acquisition transactions. No further action of the stockholders would be required in connection with such uses, unless such action were specifically required by the terms of any agreements into which the Company may hereafter enter, by the terms of any securities that the Company may hereafter issue, applicable state law or by rules of any stock exchange or similar system on which our securities may then be listed. The board of directors chose such a large number of shares of authorized preferred stock because it wants maximum flexibility to issue preferred stock in the future without having to seek stockholder approval in the future.

Our charter, if this amendment is approved, will provide that preferred stock (sometimes called “blank check preferred stock”) may be issued in one or more series in one or more transactions. Our board of directors will be authorized to fix the number of shares of any series of preferred stock, to determine the designation of any such series and to determine the rights, preferences, privileges, qualifications and limitations, including, without limitation, dividend or interest rates, conversion prices, voting rights, redemption prices, and maturity dates, of such preferred stock. Depending upon the nature and terms of any such designated and issued preferred stock, such issuance could make a takeover of our Company more difficult and, therefore, less likely. An issuance of any shares of preferred stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock. In addition, holders of preferred stock could have a priority in the event of liquidation on the Company's assets after third party creditors have been paid off. The board of directors has no present plans, understandings, or agreements to issue any shares of preferred stock. Other than our preferred stock as discussed herein, there are no provisions of our charter, by-laws, employment agreements or credit agreements that have material anti-takeover consequences.

Anti-Takeover Effects

The board of directors does not currently intend to propose any amendments to the Company's Certificate of Incorporation which might be deemed to have the effect of discouraging takeover attempts, although such amendments or other programs may be considered by the board in the future if it believes the interests of the stockholders would be protected thereby. Management might be able to use the shares of preferred stock to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders. However, it should be noted that management and one other stockholder currently controls a majority of voting rights with respect to the outstanding common stock and considers a hostile takeover attempt very unlikely.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting will be required to ratify the amendment to the Certificate of Incorporation.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL NO. 3

REVERSE STOCK SPLIT PROPOSAL

The board of directors of the Company unanimously approved an amendment to our Certificate of Incorporation to effect a reverse stock split of all outstanding shares of our Common Stock at an exchange ratio of one-for-three. The text of the form of amendment to our Certificate of Incorporation is attached as Appendix B. In addition, the board recommended approval of the reverse stock split and determined that effecting such a reverse split is in the best interests of the Company. Assuming stockholder approval and assuming the board decides to implement the reverse stock split, the reverse stock split will become effective at 5:00 p.m. Local Time on the day of the filing of the amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.

As a result of the one-for-three reverse stock split, each three shares of outstanding Common Stock will be exchanged for one new share of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. Currently, we are authorized to issue up to a total of 900,000,000 shares of Common Stock. This reverse stock split will not change the number of total authorized shares of our capital stock. In addition to the 46,468,945  shares of Common Stock issued and outstanding on the Record Date, the board must reserve up to approximately 183,179,339 shares of common stock which may be issued upon the conversion of senior convertible notes and the Series A and Series B Convertible Preferred Stock (collectively, the “Convertible Securities”), the exercise of warrants, options or rights, including options and rights granted under our stock option and incentive plans. Except with respect to the shares of Common Stock issuable upon the conversion or exercise, at the option of the holder, of any Convertible Securities, options or warrants, at present the board has no other commitment to issue additional shares of Common Stock.

Reasons for the Reverse Stock Split.

The board believes that the increased market price of the Common Stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of the Common Stock and will encourage interest and trading in the Common Stock. In this regard, the board seeks to attract and retain long-term institutional stockholders through a higher share price. Moreover, because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of the Common Stock may be adversely affected by the reverse split given the reduced number of shares that would be outstanding after the reverse stock split. The board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Certain Risks Associated With the Reverse Stock Split

There are certain possible risks associated with the reverse stock split. The market price per new share of the Company’s Common Stock after the reverse stock split may not rise or remain constant in proportion to the reduction in the number of old shares of the Company’s Common Stock outstanding before the reverse stock split. In addition, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers.

A decline in the market price for the Company’s Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Company’s Common Stock could be adversely affected following a reverse stock split. The market price of the Company’s Common Stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of the Company’s Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of the Company’s Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Effects of The Reverse Stock Split.

After the effective date of the reverse stock split, each stockholder will own a reduced number of shares of the Common Stock. However, the reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests, except to the extent that the reverse split results in any of the stockholders owning a fractional share as described below. Proportionate voting rights in a reverse stock split (other than as a result of rounding up to the nearest whole share in lieu of fractional shares) will remain unchanged. For example, a holder of 2% of the voting power immediately prior to the reverse stock split would continue to hold 2% of the voting power immediately after the reverse stock split. The number of stockholders of record will not be affected by the reverse stock split. The approximate number of shares of our Common Stock that will be outstanding as a result of the reverse stock split  without accounting for fractional shares, which will be rounded up to the nearest whole share, will be 15,489,648.

Although the reverse stock split will not affect the rights of stockholders or any stockholder’s proportionate equity interest in us (subject to the treatment of fractional shares), the number of authorized shares of Common Stock will not be reduced. This will increase significantly the ability of the board to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. We currently do not have any plans to issue additional shares of Common Stock, other than upon the conversion of the Convertible Securities, or exercise of outstanding options and warrants.  Under the terms of the outstanding stock options and warrants the reverse stock split will effect a reduction in the number of shares of Common Stock issuable upon exercise or conversion of such stock options and warrants in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise or conversion price of such outstanding stock options and warrants. Similarly, the conversion price under our Series A Convertible Preferred Stock and Series B Convertible Preferred Stock will be proportionally increased. None of the rights currently accruing to holders of our Common Stock, options and warrants would be affected by the reverse stock split. The reverse stock split may increase the number of stockholders who own "odd lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the Common Stock under the Exchange Act. Following the reverse stock split, the common stock will continue to be quoted on the OTCBB.

Anti-Takeover Effects

Our board is not recommending this Proposal 3 with intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts. However, the effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or by-laws. Aside from described above, we currently do not have any plans to issue additional shares of Common Stock. The proposed amendment is not in response to any effort on the part of any party to accumulate common stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change management.

No Going Private Transaction

The board does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended. The board has determined that the reverse stock split is advisable and in the best interests of the Company. Such determination was based upon certain factors, including existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock.

Effective Date.

Assuming stockholder approval, regulatory approval from FINRA, and the board decides to implement the reverse stock split, the reverse stock split will become effective as of 5:00 p.m. Local Time on the date of filing of a certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio.

Fractional Shares.

Our transfer agent may act as exchange agent for purposes of implementing the exchange of stock certificates. Such person is referred to as the "exchange agent." No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive an additional share by rounding up to the nearest whole number of shares.

Exchange of Stock Certificates.

As soon as practicable following the reverse stock split, the Company will provide a transmittal form that each stockholder of record on the effective date of the reverse stock split should use to transmit certificates representing shares of Common Stock to the transfer agent for exchange or transfer. The transmittal form contains instructions for the surrender of pre-reverse stock split certificates to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split certificates.  No new certificates will be issued to a stockholder until such stockholder has surrendered its pre-reverse stock split certificates together with a properly completed and executed transmittal form to the transfer agent.

Upon proper completion and execution of the transmittal form and its return to the transfer agent together with a stockholder’s pre-reverse stock split certificates and/or an affidavit of loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of whole shares of Common Stock, pre-reverse stock split, into which the shares of Common Stock represented by the pre-reverse stock split certificates are being converted as a result of the reverse stock split. Until surrendered to the transfer agent, pre-reverse stock split certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of Common Stock, post-reverse stock split, to which such stockholders are entitled as a result of the reverse stock split. Stockholders should not send their pre-reverse stock split certificates to the transfer agent until after receiving instructions from the transfer agent following the reverse stock split. Shares of Common Stock, pre-reverse stock split, surrendered after the reverse stock split will be replaced by certificates representing shares of Common Stock, post-reverse stock split, as soon as practicable after such surrender. Stockholders should not destroy any stock certificate, which after the reverse stock split will represent that number of shares into which the shares represented by the old certificate have combined and converted. The Company shall bear all expenses of the exchange and issuance of new certificates. If stockholders or record have questions about the exchange process, they should contact our transfer agent, Olde Monmouth Stock Transfer Co., Inc., 200 Memorial Parkway, Atlantic Highlands, New Jersey 07716-1655  Attention Matthew Troster, telephone: (732) 872-2727.

Stockholders who hold uncertificated shares (i.e. shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent through a direct registration system (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. If stockholders have any questions, we suggest that stockholders should follow-up with the stockholders’ broker or bank.

Certificates representing shares of Common Stock, pre-reverse stock split, that contain a restrictive legend will be exchanged for Common Stock, post-reverse stock split, with the same restrictive legend.  As applicable, the time period during which a stockholder has held the Common Stock, pre-reverse stock split, will be included in the time period during which such stockholder actually holds the Common Stock, post-reverse stock split, received for the purposes of determining the term of the restrictive period applicable to the Common Stock, post-reverse stock split.

Accounting Consequences.

The par value per share of Common Stock will remain unchanged at $.0001 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced proportionally, based on the one-to-three exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights.

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the amendment to our Certificate of Incorporation to effect the reverse split and the Company will not independently provide the stockholders with any such right.

 Material U.S. Federal Income Tax Considerations of the reverse stock split.

The following is a summary of material U.S. federal income tax considerations of the reverse stock split. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, constructive sale or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws (including other U.S. federal tax laws). Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER OWN SITUATION AND THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code and is not part of a plan to increase periodically a stockholder’s proportionate interest in the assets or earnings and profits of the Company. Assuming the reverse split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor, and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged therefor. No gain or loss will be recognized by us as a result of the reverse stock split.

In summary, the Company believes that the federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

(i)	Except as explained in (v) below, no income gain or loss will be recognized by a stockholder on the surrender of the current shares or receipt of the certificate representing new post-split shares;

(ii)	Except as explained in (v) below, the tax basis of the new post-split shares will equal the tax basis of the old pre-split shares exchanged therefore;

(iii)	Except as explained in (v) below, the holding period of the new post-split shares will include the holding period of the old pre-split shares if such old pre-split shares were held as capital assets;

(iv)	The conversion of the old pre-split shares into the new post-split shares will produce no taxable income or gain or loss to the Company;

(v)
The Federal income tax treatment of the receipt of the additional fractional interest by a stockholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company’s opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting will be required to ratify the amendment to the Certificate of Incorporation.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL NO. 4

RATIFICATION OF THE ADOPTION OF THE 2008 STOCK OPTION PLAN PROPOSAL

Background

At the Annual Meeting a vote will be taken on a proposal to ratify the adoption of the Company's 2008 Stock Option Plan (the "2008 Stock Option Plan"), which contains 6,228,750 shares of common stock underlying stock options available for grant thereunder. The 2008 Stock Option Plan was adopted by the board of directors on December 12, 2008. A copy of the 2008 Stock Option Plan is attached hereto as Appendix C. As of the date of this Proxy, 6,038,250 options to purchase shares of the Company's common stock have been granted to the Company's employees, directors, and outside consultants under the 2008 Stock Option Plan.

Description of the 2008 Stock Option Plan

The Plan shall be administered by either the board of directors of the Company or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the board (in either case, the “Administrator”). The board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Committee shall, in the board's discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code.

The Administrator will determine, among other things, those individuals who shall receive options, the type of option to be received (either an incentive stock option as defined in Section 422 of the Code or a non-qualified stock option) the time period during which the options may be partially or fully exercised, the number of shares of the Company's common stock issuable upon the exercise of the options and the option exercise price.

The 2008 Stock Option Plan is effective for a period for ten years, expiring in 2018. Options to acquire 6,228,750 shares of the Company's common stock may be granted to officers, directors, key employees, and consultants who provide the Company with their skills and expertise. The 2008 Stock Option Plan is designed to enable management to attract and retain qualified and competent directors, employees, and consultants. Options granted under the 2008 Stock Option Plan ordinarily may be exercisable for up to ten years and shall be at an exercise price all as determined by the Administrator provided that, the exercise price of any incentive stock options may not be less than the fair market value of the shares of the Company's common stock on the date of the grant and the exercise price of a non-qualified stock option may not be less than 85% of the then fair market value of the shares of the Company’s common stock on the date of grant. Options are non-transferable, and are exercisable only by the participant (or by his or her guardian or legal representative) during his or her lifetime or by his or her legal representatives following death.

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the board in (a) the number and class of shares of stock subject to the Plan and each option outstanding under the Plan, and (b) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the board in its sole discretion.

In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

If a participant ceases affiliation with the Company by reason of death or permanent disability, the option remains exercisable for one year from such occurrence but not beyond the option's expiration date. Other types of termination allow the participant at least 30 days to exercise the option.

Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 2008 Stock Option Plan, subject to applicable securities regulation.

The 2008 Stock Option Plan may be terminated or amended at any time by the Company's board of directors, except that the number of shares of the Company's common stock reserved for issuance upon the exercise of options granted under the 2008 Stock Option Plan may not be increased without the consent of the Company's stockholders.

There are 390,500 shares of Common Stock available for grants under the 2008 Stock Option Plan as of the date of this Proxy.

VOTE REQUIRED

Ratification of the adoption of the Company's 2008 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the meeting.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL

PROPOSAL NO. 5

RATIFICATION OF THE ADOPTION OF THE 2009 STOCK INCENTIVE PLAN PROPOSAL

Background

At the Annual Meeting a vote will be taken on a proposal to ratify the adoption of the Company's 2009 Stock Incentive Plan (the "2009 Stock Incentive Plan"), which contains 10,000,000 shares of common stock underlying stock options and stock awards available for grant thereunder. The 2009 Stock Incentive Plan was adopted by the board of directors on July 16, 2009. A copy of the 2009 Stock Incentive Plan is attached hereto as Appendix D. As of the date of this Proxy, no options to purchase shares of the Company's common stock have been granted to the Company's employees, directors, and outside consultants under the 2008 Stock Option Plan.

Description of the 2009 Stock Incentive Plan

The Plan shall be administered by either the board of directors of the Company or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the board (in either case, the “Administrator”). The board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Committee shall, in the board's discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code.

The Administrator will determine, among other things, those individuals who shall receive options, the type of option to be received (either an incentive stock option as defined in Section 422 of the Code or a non-qualified stock option) the time period during which the options may be partially or fully exercised, the number of shares of the Company's common stock issuable upon the exercise of the options and the option exercise price.

The 2009 Stock Incentive Plan is effective for a period for ten years, expiring in 2019. Options and stock award s to acquire 10,000,000 shares of the Company's common stock may be granted to officers, directors, key employees, and consultants who provide the Company with their skills and expertise. The 2009 Stock Incentive Plan is designed to enable management to attract and retain qualified and competent directors, employees, and consultants. Options granted under the 2009 Stock Incentive Plan ordinarily may be exercisable for up to ten years and shall be at an exercise price all as determined by the Administrator provided that, the exercise price of any incentive stock options may not be less than the fair market value of the shares of the Company's common stock on the date of the grant and the exercise price of a non-qualified stock option may not be less than 85% of the then fair market value of the shares of the Company’s common stock on the date of grant. Options are non-transferable, and are exercisable only by the participant (or by his or her guardian or legal representative) during his or her lifetime or by his or her legal representatives following death.

If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the board in (a) the number and class of shares of stock subject to the Plan and each option outstanding under the Plan, and (b) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the board in its sole discretion.

In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

If a participant ceases affiliation with the Company by reason of death or permanent disability, the option remains exercisable for one year from such occurrence but not beyond the option's expiration date. Other types of termination allow the participant at least 30 days to exercise the option.

Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 2009 Stock Incentive Plan, subject to applicable securities regulation.

The 2009 Stock Incentive Plan may be terminated or amended at any time by the Company's board of directors, except that the number of shares of the Company's common stock reserved for issuance upon the exercise of options granted under the 2009 Stock Incentive Plan may not be increased without the consent of the Company's stockholders.

PROPOSAL NO. 6

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS PROPOSAL

The firm of Seligson & Giannattasio, LLP was appointed to serve as the Company’s independent public accountants effective November 14, 2006 and has audited the Financial Statements of the Company as of December 31, 2006, December 31, 2007, and December 31, 2008 and for the applicable years then ended. The board of directors has appointed such firm to audit the accounts and records of the Company for the fiscal year ending December 31, 2009. It is proposed that the appointment of Seligson & Giannattasio, LLP be submitted to the stockholders for ratification. Neither such firm nor any of its members or any of their associated has or has had any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and accountants.

Audit and other Fees

Summarizing the information discussed in further detail below, the following table sets forth the amount of fees billed by our independent public accountants for audit, audit related, and tax fees for the fiscal years ended, respectively, December 31, 2008 and December 31, 2007:

	Fiscal Year
	2008	2007
Audit Fees	$139,838	$121,038
Audit-Related Fees	-0-	-0-
Tax Fees	5,000	5,000
Other Fees	-0	$-0
Total:	$144,838	126,038

Audit Fees

The aggregate fees billed by our independent public accountants for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-Q and the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 were approximately $139,838 and $121,038 respectively.

Audit-Related Fees

Our independent public accountants did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

The aggregate fees billed by our independent public accountants for professional services for tax compliance, tax advice, and tax planning were $5,000 and $5,000 for the fiscal years ended December 31, 2008 and 2007.

All Other Fees

The aggregate fees billed by our independent public accountants for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2008 and 2007 were -0- and -0- respectively.

AUDIT COMMITTEE FUNCTION

As indicated above under the heading “BOARD INDEPENDENCE AND BOARD COMMITTEES”, we do not have an audit committee; the entire board of directors fulfills this function.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the meeting will be required to ratify the board of Directors’ selection of Seligson & Giannattasio, LLP.

It is anticipated that a representative of Seligson & Giannattasio, LLP will be present at the Meeting. Such representative will be given the opportunity to make a statement should he or she so desire, and will be available to answer appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

 OTHER INFORMATION

Other Business

As of the date of this Proxy Statement, management of the Company was not aware of any matter to be presented at the Meeting other than as set forth herein. If any other matters are properly brought before the Meeting, however, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority of the shares present which are entitled to vote thereon would be necessary to approve any such matters.

Deadline for Receipt of Stockholder Proposals for Annual Meeting to be Held in 2010

Any proposal by a stockholder to be presented at the Company's next Annual Meeting of Stockholders, currently expected to be held on September 10, 2010, must be received at the offices of the Company, 154 Toledo Street, Farmingdale, NY 11735   not later than May 1, 2010. All other stockholder proposals, including nominations for directors, must be received by the Company not less than 60 days or more than 90 days prior to such Meeting.

Stockholder Communications with the board of Directors

The board of directors has instituted a process for stockholders of the Company to send communications to the board of directors or to a particular director. Any stockholder who wishes to communicate with the board of directors or any particular director may do so by sending all such communications in writing, via United States mail, postage prepaid, addressed as follows: Juma Technology Corp., 154 Toledo Street, Farmingdale, NY 11735, attention: Secretary. Each stockholder writing should include a statement indicating that the sender is a stockholder of the Company and should specify whether the communication is directed to the entire board of directors or to a particular director. Company personnel will review all properly sent stockholder communications and will forward the communication to the director or directors to whom it is intended, attempt to handle the inquiry directly if it relates to a routine or ministerial matter or not forward the communication if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s 2008 Annual Report to stockholders, which includes the Company’s Annual Report of Form 10-K for the year ended December 31, 2008.  Such Report constitutes the Company’s Annual Report to its stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934.  Such Report includes the Company’s audited financial statements for the 2008 fiscal year and certain other financial information, which is incorporated by reference herein.

The Company is subject to the information requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC.  Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov.

Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Anthony Fernandez, the Chief Financial Officer of the Company at 631-270-1102.

THE BOARD URGES YOU TO SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY PROMPTLY.

By Order of the board of Directors

/s/ Anthony M. Servidio
Anthony M. Servidio Chairman

September 4, 2009
Farmingdale, NY

Appendix A
Amendment to the Company's Certificate of Incorporation

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIICATE OF INCORPORATION

It is hereby certified that:

FIRST: The name of the Corporation is: Juma Technology Corp.

SECOND: The Certificate of Incorporation of the Corporation is hereby amended by striking out Article “FOURTH” thereof and substituting in lieu of said Article, the following new Article “FOURTH”

“FOURTH:

(a) Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock” The total number of shares of stock that the Corporation shall have authority to issue is 920,000,000 shares consisting of (i) 900,000,000 shares of Common Stock, $0.0001 par value per share (the “Common Stock”), and (ii) 20,000,000 shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”).

(b) Preferred Stock. Subject to the limitations and in the manner provided by law, the board of Directors or a duly-authorized committee of the board of Directors, in accordance with the laws of the State of Delaware, is hereby authorized to, from time to time, provide by resolution for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as “Preferred Stock Designation”), setting forth such resolution, to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the board of Directors with respect to each series shall include, but not be limited to, determination of the following: (i) the designation of the series, which may be by distinguishing number, letter or title; (ii) the number of shares of the series, which number the board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding); provided that, in case the number of shares of any series shall be so decreased, the shares constituting such decrease shall upon the taking of any action required by applicable law resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series as well as the number of shares authorized for issuance in each series; (iii) the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative; (iv) dates at which dividends, if any, shall be payable; (v) the redemption rights and price or prices, if any, for shares of the series; (vi) the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series; (vii) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; (viii) whether the shares of the series shall be convertible into, or exchangeable, or redeemable for, shares of any other class or series, or any other security, of the Corporation or any other Corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made; (ix) the voting rights, if any, of the holders of shares of the series generally or upon specified events; (x) any other tights, powers, preferences of such shares as are permitted by law.”

THIRD: The amendment of the Certificate of Incorporation herein certified has been dully adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on this ___ day of _______________, 2009.

By: __________________________________
Anthony M. Servidio, Chief Executive Officer

Appendix B
Amendment to the Company's Certificate of Incorporation to Effect a Reverse Stock Split

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF
CERTIICATE OF INCORPORATION

It is hereby certified that:

FIRST: The name of the Corporation is: Juma Technology Corp.

SECOND:  That the Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph to Article Fourth thereof:

The presently issued and outstanding Common Stock of the corporation, $.0001 par value, shall, at 5:00 p.m., Local Time, on __, 2009 (the “Effective Time”), be deemed to be “reverse stock split,” and in the furtherance thereof, there shall, after the Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each three (3) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time. To the extent that any stockholder shall be deemed after the Effective Time as a result of this Amendment to own a fractional share of Common Stock, such fractional share shall be deemed to be one whole share. Each stockholder of record as of the Effective Time shall be entitled to receive from the Corporation’s transfer agent a certificate representing the number of shares of the Common Stock to which such stockholder is entitled hereunder up on delivery to the Corporation’s transfer agent of a certificate or certificates representing the number of shares owned by such stockholder of record as of the Effective Time.

THIRD: The amendment of the Certificate of Incorporation herein certified has been dully adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:  That the capital of the Corporation shall not be reduced under or by reason of said amendment.

Signed on this ___ day of _______________, 2009.

By: __________________________________
Anthony M. Servidio, Chief Executive Officer

Appendix C
2008 Stock Option Plan

2008 Stock Option Plan
OF
JUMA TECHNOLOGY CORP.

1.	PURPOSES OF THE PLAN

1.1.	The purposes of the 2008 Stock Option Plan (the “Plan”) of Juma Technology Corp., a Delaware corporation (the “Company”), are to:

1.2.	Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

1.3.	Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

1.4.	Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the “Shares”).

1.5.
Options granted under this Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), or “non-qualified stock options” (“NQSOs”).  In addition, the Options are intended to satisfy the requirements of Section 409A and the regulations thereunder.

2.	ELIGIBLE PERSONS

2.1.
Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under this Plan.  Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate of the Company is eligible to receive NQSOs under this Plan.  The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code.  The term “employee” includes an officer or director who is an employee of the Company.  The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

3.	STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

Subject to the provisions of Section 6.1.1 of the Plan, the total number of Shares, which may be issued under Options granted pursuant to this Plan, shall not exceed six million two hundred and twenty eight thousand and seven hundred and fifty hundred (6,228,750) Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.	ADMINISTRATION

4.1.
The Plan shall be administered by either the board of Directors of the Company (the “board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the board (in either case, the “Administrator”).  The board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the board's discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2.
Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options; (b) to determine the fair market value of the Shares subject to Options; (c) to determine the exercise price of Options granted; (d) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (e) to interpret this Plan; (f) to prescribe, amend, and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (h) with the consent of the optionee, to modify or amend any Option; (i) to defer (with the consent of the optionee) the exercise date of any Option; (j) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (k) to make all other determinations deemed necessary or advisable for the administration of this Plan.  The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

4.3.	All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.	GRANTING OF OPTIONS; OPTION AGREEMENT

5.1.	No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the board.

5.2.	Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

5.3.	The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

5.4.
Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.	TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1.  NQSOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

6.1.	Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

6.1.1.
Changes in Capital Structure.  Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Each such adjustment shall be subject to approval by the board in its sole discretion.

6.1.2.
Corporate Transactions.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action.  To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable.  In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

6.1.3.
Time of Option Exercise.  Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the “Vesting Base Date”) and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

6.1.4.	Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

6.1.5.
Nontransferability of Option Rights.  Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.  During the life of the optionee, an Option shall be exercisable only by the optionee.

6.1.6.
Payment.  Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company.  The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

(a)           Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

(b)           Subject to the discretion of the Administrator, through the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

6.1.7.
Termination of Employment.  If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date).  If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, “employment” includes service as a director or as a consultant.  For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.1.8.
Withholding and Employment Taxes.  At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “Tax Date”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

6.1.9.
Other Provisions.  Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.10.	Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

(a)           Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

(b)           In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or similar line of business.

6.1.11     Option Term.  Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

6.2.	Terms and Conditions to Which Only NQSOs Are Subject. Options granted under this Plan which are designated as NQSOs shall be subject to the following terms and conditions:

6.2.1.	Exercise Price.

(a)           Except as set forth in Section 6.2.1(b), the exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

(b)           To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.3.	Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1.	Exercise Price.

(a)           Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

(b)           The exercise price of an ISO granted to any Ten Percent Stockholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.3.2.
Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3.
Grant Date.  If an ISO is granted in anticipation of employment as provided in Section 5.1, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

6.3.4.	Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7.	MANNER OF EXERCISE

7.1.
An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

7.2.
Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7.1, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock.  An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.	EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.	CONDITIONS UPON ISSUANCE OF SHARES

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.	AMENDMENTS TO PLAN

The board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options.  No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the board otherwise concludes that stockholder approval is advisable.

12.	EFFECTIVE DATE OF PLAN; TERMINATION

This Plan shall become effective upon adoption by the board; provided, however, that no Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders' meeting, is obtained within twelve months after adoption by the board.  If such stockholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.  This Plan shall terminate within ten years from the date of its adoption by the board.

Dated: December 12, 2008

Appendix D
2009 Stock Incentive Plan

JUMA TECHNOLOGY CORP.

2009 STOCK INCENTIVE PLAN

1. Purpose

The Juma Technology Corp. 2009 Stock Incentive Plan is intended to promote the best interests of the Corporation, and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and/or retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation, and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Administrator” means the board or any Committee of the board to which the board has delegated any responsibility for the implementation, interpretation or administration of this Plan

B. “Affiliate” means (i) any Subsidiary of the Corporation, (ii) any Parent of the Corporation, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Administrator; and (v) any executive officer, director or ten percent (10%) stockholder of the Corporation;

C. “Award” means any Option or Stock Award granted hereunder.

D. “board” means the board of Directors of the Corporation.

E. “Code” means the Internal Revenue Code of 1986 and any amendments thereto.

F. “Common Stock” means the common stock, $0.0001 par value, of the Corporation.

G. “Consultant” means any natural person performing consulting or advisory services for the Corporation or any Affiliate.

H. “Corporation” means Juma Technology Corp., a Delaware corporation.

I. “Corporation Law” means the Delaware General Corporation Law.

J. “Date of Grant” means the date that the Administrator approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K. “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L. “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M. “Director” means a member of the board.

N. “Eligible Person” means, except as otherwise provided by the Code, an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

P. “Fair Market Price” means, on any given date, the current fair market price of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, whichever is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Administrator in its discretion, as reported by such market or exchange or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Price shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Price shall be determined by the Administrator in good faith.

Q. “Family Member” means a parent, child, spouse or sibling.

R. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T. “Option” means any option to purchase shares of Common Stock granted under this Plan.

U. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing of at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. “Participant” means an Eligible Person who (i) is selected by the Administrator or a delegated officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W. “Performance Agreement” means an agreement described in Section 8 of this Plan.

X. “Performance Objectives” means the performance objectives established by the Administrator pursuant to this Plan for Participants who have received grants of Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares,  net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Administrator. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Administrator may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Administrator determines that such modification will not result in loss of such qualification or the Administrator determines that loss of such qualification is in the best interests of the Corporation.

Y. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z. “Performance Share” means a an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA. “Plan” means this Juma Technology Corp. 2009 Stock Incentive Plan.

BB. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Price of the Common Stock in exchange for another Option or Stock Award; in each case, in accordance with the provisions of the Code and the rules and regulations of any national securities exchange with respect to which the Corporation’s Common Stock was listed for trading.

CC. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

DD. “Securities Act” means the Securities Act of 1933, as amended.

EE. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF. “Stock Bonus Award” means an award of Common Stock under Section 7.A.

GG. “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Price of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Price of the Common Stock on the date of exercise of such Stock Appreciation Right.

HH. “Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Administrator shall authorize.

II. “Stock Option Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Administrator shall authorize.

JJ. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. implementation. interpetation and Administration

A. Delegation to board Committee. The board shall have the sole authority to implement and/or interpret and/or administer this Plan unless the board delegates all or any portion of its authority to implement and/or interpret and/or administer this Plan to a Committee of the board (the “Committee”). To the extent not prohibited by the Certificate of Incorporation or by-laws of the Corporation, the board may delegate all or a portion of its authority to implement and/or interpret and/or administer this Plan to a Committee of the board appointed by the board and constituted in compliance with the applicable Corporation Law. Such Administrator shall consist of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’ shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a Committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

B. Delegation to Officers. The Administrator may delegate to one or more officers of the Corporation the authority to grant Awards to Eligible Persons who are not Directors or executive officers of the Corporation or its Affiliates; provided that the Administrator shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself or to any Family Member. In addition to the Administrator, the officer or officers to whom the Administrator has delegated the authority to grant Awards shall have all powers delegated to the Administrator with respect to such Awards.

C. Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee appointed by the board, the specific duties delegated to such Committee, the Administrator (and the officers to whom the Administrator has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan.

(ii) To determine the Fair Market Price of Common Stock in the absence of an established market for the Common Stock.

(iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder, upon the recommendation of the Corporation’s management.

(iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Administrator and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.I instead of Common Stock.

(vii) To waive, amend, reprice, cancel, extend, renew, exchange, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, repricing, exchange, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment, repricing, or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Administrator, adversely affect any rights of any Participant, shall not require such Participant’s consent.

(viii) To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Administrator shall not be construed as limiting any general power or authority of the Administrator; provided that the Administrator may not exercise any right or power expressly reserved to the board. Any decision made, or action taken, by the Administrator or in connection with the implementation, interpretation and administration of this Plan shall be final, conclusive and binding on all persons or entities having an interest in this Plan.

4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Administrator, upon the recommendation of the Corporation’s management. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or a Subsidiary, upon the recommendation of the Corporation’s management.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such Consultant, unless the Corporation determines that an offer or sale of the Corporation’s securities to such Consultant will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.  Awards to Consultants shall be granted upon the recommendation of the Corporation’s management.

C. Substitution Awards. The Administrator may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Administrator, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards shall be ten million (10,000,000). The number of shares of Common Stock subject to this Plan shall be subject to adjustment as provided in Section 9.  Subject to adjustment as provided in Section 9 and notwithstanding any provision hereto to the contrary, shares subject to this Plan shall include shares forfeited in a prior year as provided herein.  No single Participant may receive more than twenty-five percent (25%) of the total shares awarded in any single year.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A. Award. In accordance with the provisions of Section 4, the Administrator will designate each Eligible Person to whom an Option is to be granted, upon the recommendation of the Corporation’s management, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. The terms and conditions of Stock Option Agreements may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Options need not be identical. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option but instead shall be deemed a Nonqualified Stock Option.

B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Administrator, but shall comply with the following:

(i) Subject to clause (iii), the exercise price per share for Common Stock subject to an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Price on the Date of Grant.
(ii) Subject to clause (iii), the exercise price per share for Common Stock subject to a Nonqualified Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Price on the Date of Grant.

(iii) The exercise price per share for Common Stock subject to an Incentive Stock Option or a Nonqualified Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Price on the Date of Grant.

C. Maximum Option Period. Unless a shorter period is provided by the Stock Option Agreement, the maximum period during which an Option may be exercised shall be ten (10) years from the Date of Grant of such Option. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the Date of Grant, such Option shall not be exercisable after the expiration of five (5) years from the Date of Grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Price of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Price of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Administrator, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Administrator so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s Family Members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F. Vesting. Options will vest as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific vesting provisions.

G. Termination. Options will terminate as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific events of termination.  In this regard, if for any reason other than death or permanent and total disability, an Optionee ceases to be employed by the Corporation or any of its Affiliates (such event being called a “Termination”), Options or Stock Awards held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or Stock Award Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the Optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which Optionee has any liability under Section 16(b) (but in no event after the Expiration Date).  If an Optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the Optionee, by the Optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the Optionee or any longer period specified in the Option Agreement or Stock Award Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section, “employment” includes service as a Director or as a Consultant.  For purposes of this Section, an Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

H. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. The Participant may face certain restrictions on his/her/its ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

I. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Administrator or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Administrator, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Administrator, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Price (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

J. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or in his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

7. Stock Awards

A. Stock Bonus Awards. Stock Bonus Awards shall be granted by the Administrator upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Administrator shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Restricted Stock Awards shall be granted by the Administrator upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Administrator shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Administrator in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C. Stock Appreciation Rights. Stock Awards for Stock Appreciation Rights shall be granted by the Administrator upon the recommendation of the Corporation’s management.  Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Administrator shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Appreciation Rights may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Price of a share of Common Stock on the date of grant. The Participant shall not have any rights as a stockholder with respect to the shares of Common Stock covered by an award of Stock Appreciation Rights and shall not have any right to vote such shares until the exercise of the Stock Appreciation Right.  If the payment made to reflect the increase in Fair Market Price is made in shares of Common Stock then the Participant will have all rights as a stockholder with respect to such shares.

D. Deferred Shares. The Administrator may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Administrator may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Administrator may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Price on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Administrator on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Administrator may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Administrator in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Administrator may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A. The Administrator may authorize grants of Performance Shares upon the recommendation of the Corporation’s management, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Administrator may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Administrator and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Administrator the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Administrator on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Administrator may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Administrator, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Administrator may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x) Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Administrator may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Administrator shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Dissolution, Liquidation, Merger, Consolidation or Asset Sale. In the event of the proposed dissolution or liquidation of the Corporation, the Administrator shall notify each optionee and stock award holder at least 30 days prior to such proposed action.  To the extent not previously exercised, all Options or Stock Awards will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options or Stock Awards prior to their termination, even if such Options or Stock Awards were not otherwise exercisable.

If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another entity while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement or unless otherwise determined by the Administrator, terminate immediately as of the effective date of any such merger, consolidation or sale. In connection with the foregoing, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate (including through its brokers or agents) shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S. (or any other country’s) federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Administrator, the Administrator may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary, fee or other cash compensation due the Participant, (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed.  The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Administrator may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Administrator, in which the Participant represents and warrants that the shares are being acquired for such Participant’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Administrator, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. General Provisions

A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or (iii) except to the extent the Administrator grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for working capital and/or investment in equipment and/or acquisitions and/or business development.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Administrator may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Administrator may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13. Amendment and Termination

The Administrator may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of Participants eligible to receive Incentive Stock Options; or (iii) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Administrator.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until this Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the date this Plan is adopted by the board, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the board.

Juma Technology Corp.

By:
Anthony M. Servidio, Chief Executive Officer

Date of adoption: July 16, 2009

JUMA TECHNOLOGY CORP.
ANNUAL MEETING OF STOCKHOLDERS – October 9, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony M. Servidio, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Juma Technology Corp., to be held at the Company's corporate headquarters at 154 Toledo Street, Farmingdale, NY 11735, on October 9, 2009 at 10:00 a.m., Local Time, and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated September 4, 2009, and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF
JUMA TECHNOLOGY CORP.'S BOARD OFDIRECTORS

1. To elect five directors to serve until the 2010 Annual Meeting of Stockholders.

NOMINEES	FOR	WITHHOLD

ANTHONY M. SERVIDIO		

ROBERT RUBIN		

ROBERT H. THOMSON		

KENNTH ARCHER		

JOSEPH FUCCILLO		

☐ FOR ALL NOMINEES ☐ WITHHELD FOR ALL NOMINEES

2. To approve the amendment of the Company's Certificate of Incorporation to authorize the issuance of an additional 10,000,000 shares of Preferred Stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To approve the amendment of the Company's Certificate of Incorporation to to effect a reverse stock split of the shares of the Company’s common stock, by a ratio of one-for-three shares of the Company’s outstanding common stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. To ratify the adoption of the Company's 2008 Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. To ratify the adoption of the Company's 2009 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6. To ratify the appointment of Seligson & Giannattasio, LLP as the Company's independent public accountants for the ensuing year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, and 5.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign, and mail your proxy promptly in the envelope provided.

Date:                       , 2009

(Print name of Stockholder)

(Print name of Stockholder)

Signature

Signature

Number of SHARES

Note: Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.

PLEASE MARK, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.